rd November 20, 2024

2 Participants Agenda Q3 2025 Overview Industry Update Financial and Operational Highlights Outlook Closing Remarks Q&A Steven E. Nielsen Chief Executive Officer Daniel S. Peyovich President H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information 3 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending January 25, 2025, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided beginning on slide 12 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

Q3 2025 Overview 4 Financial Highlights Q3-25 Q3-24 Y/Y Contract Revenues $1,272 $1,136 12.0% Organic Revenue Growth1 7.6% Adjusted EBITDA2 $170.7 $143.2 19.3% Adjusted EBITDA %2 13.4% 12.9% Adjusted Diluted EPS2 $2.68 $2.23 20.2% Operating Performance • Revenue growth and margin expansion Liquidity • Strong liquidity of $462.8 million Capital Allocation • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash $ Millions, Except EPS See slides 12 through 18 of this presentation for a reconciliation of Non-GAAP measures.

Industry Update 5 We believe the appetite for massive fiber deployments will continue to drive strong demand for our services and broaden the opportunities for our industry Many of our customers have entered into strategic transactions and refinancings intended to increase capital expenditures for fiber deployments and homes passed expectations The advent of AI data centers has created expanding opportunities as hyperscalers look to connect data centers with long-haul, private, redundant fiber networks Wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access Public capital programs, including BEAD, are providing an unprecedented level of support to address the most difficult and expensive locations to deploy in rural America and represent a generational deployment opportunity As customer projects increase in scope and complexity, our focus, scale and financial strength uniquely position us to deliver valuable service and meet the demands of our customers

Financial Highlights 6 • Contract revenues of $1.272 billion increased 12.0% year-over-year • Organic contract revenues increased 7.6% year-over-year, excluding: • Q3 2025 revenues from acquired businesses (net of storm) of $80.1 million and storm restoration services of $46.3 million • Q3 2024 revenues from acquired businesses of $45.2 million and a change order and project closeout of $26.5 million • Non-GAAP Adjusted EBITDA increased to $170.7 million, or 13.4% of contract revenues • Non-GAAP earnings increased to $2.68 per common share diluted 12.9% 13.4% Non-GAAP Adjusted EBITDA % of Contract Revenues Total Contract Revenues Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS

Contract Revenues 7 Top 5 Customers - Percentage of Total Contract Revenues Non-GAAP Organic Growth (Decline)%1 Q3 2025 Organic Growth (Decline): Total Customers Top 5 Customers3 All Other Customers4 7.6% 16.7% (3.0)% AT&T Customer #3 Brightspeed 58.4% 50.2% 43.3% Top 5 customer concentration 55.7% in Q3 2025 compared to 54.4% in Q3 2024 $ Millions

Backlog, Awards and Employee Headcount 8 Customer Description of Services Area Term (in years) AT&T Construction and Maintenance CA, NV, TX, WI, MO, AR, OH 2 Lumen Fiber Construction Various 3 Ziply Fiber Fiber Construction OR 3 Various Rural Fiber Deployments OR, MN 1-2 Locating CA, SC, GA 3 Selected Q3 2025 Awards and Extensions: Backlog5 $ Billions Employee Headcount

Debt and Liquidity Overview 9 • Strong liquidity of $462.8 million at Q3 2025 • Increase in net debt to fund acquisition in the quarter • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility Debt Summary Q2 2025 Q3 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:6 Term Loan Facility 450.0 450.0 Revolving Facility - 155.0 Total Notional Amount of Debt $ 950.0 $ 1,105.0 Less: Cash and Equivalents 19.6 15.3 Notional Net Debt 930.4 1,089.7 Liquidity7 $ 622.0 $ 462.8

Cash Flow Overview 10 • Solid operating cash flows • Days Sales Outstanding (“DSO”)8 were 119 days • Gross capital expenditures were $74.6 million and disposal proceeds were $8.2 million for Q3 2025 • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash Operating Cash Flow Cash Flow Summary Q3 2024 Q3 2025 $ Millions Operating cash flow $ (37.3) $ 65.8 Capital expenditures, net of proceeds from sale of assets $ (57.0) $ (66.4) Cash paid for acquisitions, net of cash acquired $ (122.9) $ (150.1) Borrowings on Senior Credit Facility $ 149.6 $ 155.0 Other financing and investing activities, net $ (0.1) $ (8.6)

Q4 2025 Outlook: TOTAL CONTRACT REVENUES Increase mid- to high single digit as a percentage of contract revenues, compared to $952.5 million for Q4 2024 Included in the expectation of Q4 2025 is approximately $35 million of revenues from acquired businesses not owned for the entirety of both the current and prior year quarters. For comparison purposes, there were no acquired revenues from these businesses in the quarter ended January 27, 2024 (Q4 2024). As a result, organic revenues are expected to increase low-to- mid single digit as a percentage of contract revenues. NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases approximately 25 basis points, compared to 9.8% in Q4 2024 Q4 2025 Supplemental Outlook Information: AMORTIZATION EXPENSE $9.9 million STOCK-BASED COMPENSATION EXPENSE $9.3 million Includes $2.1million of incremental expense related to CEO succession transition which will be excluded from Non-GAAP Adjusted Net Income INTEREST EXPENSE, NET $16.5 million NON-GAAP EFFECTIVE INCOME TAX RATE 26.0% DILUTED SHARES 29.5 million 11 Outlook for Quarter Ending January 25, 2025 (Q4 2025)

Non-GAAP Reconciliations Q3 2025 12

Explanation of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from storm restoration services and certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. Management believes Non-GAAP Organic Contract Revenues is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before certain non-recurring items and the related tax impact. Management believes Non-GAAP Adjusted Net Income is a helpful measure for comparing the Company’s operating performance with prior periods. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. • Notional Net Debt - Notional net debt is a Non-GAAP financial measure that is calculated by subtracting cash and equivalents from the aggregate face amount of outstanding debt. Management believes notional net debt is a helpful measure to assess the Company’s liquidity. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Stock-based compensation modification - During the quarter ended July 27, 2024, the Company announced its CEO succession plan and transition. In connection with this transition, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the award modification because the Company believes it is not indicative of its underlying results or ongoing operations. • Loss on debt extinguishment - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with the amendment of the Company’s credit agreement during the quarter ended July 27, 2024. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results. • Acquisition integration costs – The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024. The exclusion of the acquisition integration costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period. 13

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

DYCOM

Non-GAAP Organic Contract Revenues[1]

Unaudited
$ Millions

Quarter Ended			Contract Revenues - GAAP		Revenues from acquired businesses		Revenues from storm restoration services		Impacts of a change order and closeout of several projects[2]		Non-GAAP - Organic Revenues	Growth (Decline) % GAAP - %	Growth (Decline) % Non-GAAP - Organic %
October 26, 2024	Q3 2025	$	1,272.0	$	(80.1)	$	(46.3)	$	-	$	1,145.6	12.0%	7.6%
October 28, 2023	Q3 2024	$	1,136.1	$	(45.2)	$	-	$	(26.5)	$	1,064.3		
July 27, 2024	Q2 2025	$	1,203.1	$	(65.9)	$	-	$	-	$	1,137.1	15.5%	9.2%
July 29, 2023	Q2 2024	$	1,041.5	$	-	$	-	$	-	$	1,041.5		
April 27, 2024	Q1 2025	$	1,142.4	$	(71.2)	$	-	$	-	$	1,071.2	9.3%	2.5%
April 29, 2023	Q1 2024	$	1,045.5	$	-	$	-	$	-	$	1,045.5		
January 27, 2024	Q4 2024	$	952.5	$	(57.5)	$	-	$	-	$	895.0	3.8%	(2.5)%
January 28, 2023	Q4 2023	$	917.5	$	-	$	-	$	-	$	917.5		
October 28, 2023	Q3 2024	$	1,136.1	$	(45.2)	$	-	$	-	$	1,090.9	9.0%	4.6%
October 29, 2022	Q3 2023	$	1,042.4	$	-	$	-	$	-	$	1,042.4		
July 29, 2023	Q2 2024	$	1,041.5	$	-	$	-	$	-	$	1,041.5	7.1%	7.1%
July 30, 2022	Q2 2023	$	972.3	$	-	$	-	$	-	$	972.3		
April 29, 2023	Q1 2024	$	1,045.5	$	-	$	-	$	-	$	1,045.5	19.3%	19.3%
April 30, 2022	Q1 2023	$	876.3	$	-	$	-	$	-	$	876.3		
January 28, 2023	Q4 2023	$	917.5	$	-	$	-	$	-	$	917.5	20.5%	20.5%
January 29, 2022	Q4 2022	$	761.5	$	-	$	-	$	-	$	761.5		

Note: Amounts above may not add due to rounding.

14

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) 15 Non-GAAP Organic Contract Revenues1 – Selected Customers Unaudited Contract Revenues - GAAP Revenues from Acquired Businesses Revenues from Storm Restoration Services Impacts of a change order and closeout of several projects2 Non-GAAP - Organic Revenues Growth (Decline) %$ Millions Quarter Ended GAAP - % Non-GAAP - Organic % AT&T October 26, 2024 Q3 2025 $ 265.6 $ (21.0) $ (14.9) $ - $ 229.7 83.1% 58.4% October 28, 2023 Q3 2024 $ 145.1 $ - $ - $ - $ 145.1 Brightspeed October 26, 2024 Q3 2025 $ 88.6 $ - $ (2.9) $ - $ 85.7 48.3% 43.3% October 28, 2023 Q3 2024 $ 59.8 $ - $ - $ - $ 59.8 Top 5 Customers3 October 26, 2024 Q3 2025 $ 708.2 $ (21.0) $ (17.8) $ - $ 669.4 23.5% 16.7% October 28, 2023 Q3 2024 $ 573.4 $ - $ - $ - $ 573.4 All Other Customers (excluding Top 5 Customers)4 October 26, 2024 Q3 2025 $ 563.8 $ (59.1) $ (28.5) $ - $ 476.2 0.2% (3.0)% October 28, 2023 Q3 2024 $ 562.7 $ (45.2) $ - $ (26.5) $ 490.9 Note: Amounts above may not add due to rounding.

16 Unaudited $ Millions Quarter Ended Quarter Ended October 26, 2024 October 28, 2023 Net income $ 69.8 $ 83.7 Interest expense, net 17.5 14.0 Provision for income taxes 21.5 28.6 Depreciation and amortization 52.0 42.5 Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”) 160.7 168.8 Gain on sale of fixed assets (8.2) (8.4) Stock-based compensation expense 14.0 6.3 Acquisition integration costs9 4.2 - Non-GAAP Adjusted EBITDA $ 170.7 $ 166.8 Non-GAAP Adjusted EBITDA % of contract revenues 13.4% 14.7% Non-GAAP Adjusted EBITDA, excluding impacts of a change order and closeout of several projects2 $ 170.7 $ 143.2 Contract revenues, excluding impacts of a change order and closeout of several projects2 $ 1,272.0 $ 1,109.6 Non-GAAP Adjusted EBITDA % of contract revenues, excluding impacts of a change order and closeout of several projects2 13.4% 12.9% Note: Amounts above may not add due to rounding. Non-GAAP Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued)

17 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Unaudited $ and Shares Millions, Except EPS Quarter Ended Quarter Ended October 26, 2024 October 28, 2023 Net income $ 69.8 $ 83.7 Pre-Tax Adjustments: Stock-based compensation modification10 7.1 - Acquisition integration costs9 4.2 - Tax Adjustments: Tax impact of pre-tax adjustments (1.9) - Total adjustments, net of tax 9.4 - Non-GAAP Adjusted Net Income $ 79.2 $ 83.7 Non-GAAP Adjusted Net Income, excluding impacts of a change order and closeout of several projects2 $ 79.2 $ 66.3 GAAP diluted earnings per common share $ 2.37 $ 2.82 Total adjustments, net of tax 0.31 - Non-GAAP Adjusted Diluted Earnings per Common Share $ 2.68 $ 2.82 Non-GAAP Adjusted Diluted Earnings per Common Share, excluding impacts of a change order and closeout of several projects2 $ 2.68 $ 2.23 Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share 29.5 29.7 Note: Amounts above may not add due to rounding. Non-GAAP Adjusted Net Income

Notes 1. Organic growth (decline) % from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from storm restoration services and certain non-recurring items. When applicable, storm restoration revenues from acquired businesses are presented as revenues from storm restoration services in the calculation of organic growth (decline) %. 2. The impacts of a change order and the closeout of several projects increased contract revenues by $26.5 million for Q3 2024. After the impacts of certain other costs, these items contributed $23.6 million to Adjusted EBITDA for Q3 2024. As a result, reported Adjusted EBITDA was increased by 1.8% as a percentage of contract revenues for Q3 2024. On an after-tax basis, these items contributed approximately $17.5 million to reported net income, or $0.59 per common share diluted for Q3 2024. Non-GAAP Organic Revenue Growth %, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA %, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share exclude the impact of these items from Q3 2024. 3. Top 5 customers for Q3 2025 were AT&T, Lumen, Customer #3, Comcast, and Brightspeed. Top 5 Customer Organic Growth is calculated as the year-over-year organic revenue change for the current period top 5 customers. 4. Q3 2025 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 5. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 6. As of both Q2 2025 and Q3 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 7. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 8. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 9. The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024. 10. In connection with the Company’s CEO succession plan and transition announced in June 2024, the Company will incur approximately $11.4 million of stock-based compensation modification expense through the current CEO’s retirement date of November 30, 2024 related to previously issued existing equity awards. Of this total, approximately $7.1 million was recognized during the quarter ended October 26, 2024. 18 Charter Frontier Verizon Windstream Gigapower 6.8% 6.3% 5.2% 2.0% 1.6%

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